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                                                                    Exhibit 99.1



                    Certification Of Chief Executive Officer
               pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


I, Richard D. Forman, Chief Executive Officer of Register.com, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C.ss.1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company's accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Richard D. Forman
-------------------------
Richard D. Forman
Chief Executive Officer


Dated:  May 13, 2003